SUPPLEMENT TO THE FIDELITY STRATEGIC
OPPORTUNITIES FUND
INITIAL CLASS
FEBRUARY 26,1999
PROSPECTUS

The following information replaces similar information found on page
4.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

Sales charge (load) on        None
purchases and reinvested
distributions

Deferred sales charge (load)  None
on redemptions

Annual account maintenance    $12.00
fee (for accounts under
$2,500)